

NEWAGE

Live Healthy.

ICR CONFERENCE 2020

PLATFORM FOR DYNAMIC GROWTH

January 13, 2020
Orlando, Florida

Safe Harbor

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Live Healthy.

What have we created over the past 3 years?


A Leading
Healthy Living Company
Infrastructure across 60 Countries
Portfolio of Healthy Brands
Pipeline of IP and Innovation
Omni-channel Route to Market
Leadership Team & Culture
Organizational Capabilities and Financial Resources



Scale and resources to support dynamic organic growth strategy

NEWAGE

YTD 2019
(Nine Months)

Net Revenue:	≈$194MM[1]
Gross Margin:	≈62%[1]
Adjusted EBITDA*:	≈$4MM[1]
Brands:	14
Channels:	4
Countries:	60
Total Assets:	≈$314MM[2]
Cash	≈$68MM[2]
Liquidity:	≈1MM shares/day

[1] Nine months ended September 30, 2019
[2] As of September 30, 2019
*See Appendix for definition and reconciliation of non-GAAP measures

Live Healthy.

Team of successful leaders, aligned to common, aspirational goal

NEWAGE

Brent David Willis CHIEF EXECUTIVE OFFICER	**David Vanderveen*** CHIEF OPERATING OFFICER
Greg Gould* CHIEF FINANCIAL OFFICER	**Olivier Sonnois*** PRESIDENT – NORTH AMERICA
Julie Garlikov* CHIEF MARKETING OFFICER	**Shon Whitney*** PRESIDENT – LAEMEA
Howard Silverman* VP OPERATIONS	**Josh Hillegass** PRESIDENT – DSD DIVISION

** New hire/addition within last ≈12 months*

Live Healthy.

Board of Directors (major multi-national quality level)...personally engaged

NEWAGE

Greg Fea NON-EXECUTIVE CHAIRMAN	**Tim Haas** INDEPENDENT DIRECTOR
Brent Willis CHIEF EXECUTIVE OFFICER	**Dr. Reginald Kapteyn** INDEPENDENT DIRECTOR
Ed Brennan INDEPENDENT DIRECTOR	**Amy Kuzdowicz*** INDEPENDENT DIRECTOR
Alicia Syrett* INDEPENDENT DIRECTOR	

** New hire/addition within last ≈12 months*

Live Healthy.

Infrastructure across 60 major countries


Americas
30%
Europe/ROW
15%
Asia Pacific
55%

Live Healthy.

Omni-Channel route to market, optimizing reach and profitability

NEWAGE

Direct-to-Store Distribution

- 8th Largest Independent DSD Distributor in US
- ≈6,000 Captive Outlets
- ≈70 Brands/900 Sku's
- 4 Categories (Snacks, Beverages, Beer, Other)

Direct-to-Consumer Distribution

- ≈300,000 Independent Distributors/Customers
- ≈$7.5B Cumulative sales of Tahitian Noni
- ≈5,000 in-home visits or deliveries/day
- 10 production/distribution facilities/60 countries

Retail Distribution

- ≈300,000 Points of Distribution
- ≈100 DSD Partners Nationally
- ≈80% Penetration of Top Retailers
- ≈6 SKU's Average Per Store

E-Commerce Distribution

- ≈$150MM Annual Subscriber Revenue
- ≈1,000,000 Consumer Database
- ≈80% Gross Margin
- 6 Dedicated Pick, Pack, Ship Centers Worldwide

How NewAge's omni-channel system works to drive revenue & build brands

NewAge Marketing

- Organic Brand & Company Content
- Repurpose Industry Content
- Micro-Influencer Campaigns
- SEO/links, Geotarget Optimize

Consumer Recruitment to Outlets/Sites

- **Re-Tail Outlets**
- **E-Tail Sites**
- **Individual Brand Sites**
- **New Age Portfolio Site**

Consumer Engagement and Experiences

Purchase Experience
Product Experience
Community Experience

Consumer Retention and Evolution

Advocate
- Direct sales in home
- Commissions
- Incentives, Stock

Affiliate
- Referral bonuses
- Insider engagement

Subscriber
- SWAG
- Discounts/Offers

Consumer
- Experiences
- Channel promos
- Free Shipping

Healthy Brand Portfolio

NEWAGE

tahitian NONI	TE·MANA tahiti	coco libre	MARLEY	búcha live kombucha	xing	'NHANCED
THE ORIGINAL SUPERFRUIT	Paradise for the skin	LIBERATE YOUR THIRST.	LIVE. LOVE. MARLEY.	kom búcha with me	NATURALLY xing	THE SCIENTIFIC APPROACH

NESTEA	illy	Volvic NATURAL SPRING WATER	evian	KUSMI TEA PARIS	WATER is LIFE	PLANTANA
less is more	COLD IS THE NEW HOT	FIND YOUR VOLCANO	CRAFTED BY NATURE	RESET. ENERGIZE. CLEANSE.	YOU HYDRATE. WE DONATE.	FLOURISH NATURALLY

CLEAN, ORGANIC, NATURAL

SUPERIOR FUNCTIONALITY

BETTER-FOR-YOU, UNCOMPROMISING

NewAge Consumer Platforms

A Leading
Healthy Living Company

TE·MANA	tahitian NONI	HiRO CONQUER YOUR WORLD
Appearance & Beauty	**Health & Wellness**	**Nutrition & Sports Performance**




tahitian
NONI™
THE ORIGINAL SUPERFRUIT


NONI +
collagen
10000
TE·MANA




TE·MANA
NONI +
collagen
TE·MANA
NONI +
collagen
10000
ULTIMATE FORMULA FOR FIRM, YOUTHFUL, RADIANT SKIN






TE·MANA
silk
TE·MANA
silk
CC CREAM
TE·MANA
silk
AA SERUM




TE·MANA
SHAPE
marvelous mango
NONI FIBER
KOMBUCHA
MANGO
PASSIONFRUIT
APPLE
COCONUT
NET WT 3.2 oz (90g)


'NHANCED
HEARING
120 Capsules
dietary supplement
NEWAGE
HEALTH SCIENCES
'NHANCED
CELL DEFENSE
120 Capsules
dietary supplement
NEWAGE
'NHANCED
Take the Scientific Approach


'NHANCED
CBD OIL
FULL SPECTRUM
FARM GROWN
500 MG
'NHANCED
CBD OIL
500 MG
'NHANCED
CBD
150 MG
'NHANCED
CBD
ROLL-ON GEL
FULL SPECTRUM
FARM GROWN
CANNABIS SATIVA
200 MG

*No CBD consumables are currently sold in the U.S.


tahitian
NONI
CBD
SHOT
NONI + CBD
50 mL
TAHITIAN
tahitian
NONI
+ CBD
TAHITIAN NONI INFUSED JUICE

*No CBD consumables are currently sold in the U.S.

An entire array of growth opportunities

NEWAGE

A Leading Healthy Living Company

Infrastructure across 60 Countries

TE·MANA
Appearance & Beauty

tahitian NONI
Health & Wellness

HiRO CONQUER YOUR WORLD
Nutrition & Sports Performance

Omni-channel Route to Market

Leadership Team & Culture

Organizational Capabilities and Financial Resources


organic
USDA ORGANIC
organic
kombucha tea
búcha
live kombucha

Financial Overview

BALANCE SHEET HIGHLIGHTS

- $68MM of cash
- $129MM in current assets
- $24MM in total debt
- $47MM of working capital
- $36MM NOL carryforward

	Sept 30, 2019	Dec 31, 2018
Cash	$68.4	$42.5
Accounts receivable	$12.6	$9.8
Inventories	$38.2	$37.1
Total current assets	$128.6	$96.0
Property & equipment	$26.6	$57.3
Total assets	$313.7	$286.9
Accounts payable	$13.4	$9.0
Current liabilities	$81.2	$55.1
Total debt	$24.2	$4.7
Total liabilities	$163.6	$132.4
Total stockholders' equity	$150.0	$154.5

NewAge Summary

- Stronger financial position than at any time in history
- Stronger management team than ever before
- Distribution platform – across 60 countries
- Category/Brand platforms in growth segments
- Scale and profitability…and only going to get better going forward
- Access to growth unrivaled by any peer group competitor



PLATFORM FOR DYNAMIC GROWTH

January 13, 2020
Orlando, Florida

Appendix

NEWAGE

APPENDIX – NON-GAAP FINANCIAL MEASURES

We have disclosed certain non-GAAP financial measures in this presentation as follows:

EBITDA is net earnings (loss) adjusted to exclude interest expense, income tax expense, and depreciation and amortization expense.

Adjusted EBITDA is EBITDA adjusted to exclude business combination expenses, stock-based compensation expense, losses on changes in the fair value of embedded derivatives, other non-operating income and expenses, and gains and losses from the sale of long-lived assets.

The primary purpose of using non-GAAP financial measures is to provide supplemental information that we believe may prove useful to investors and to enable investors to evaluate our results in the same way we do. We also present the non-GAAP financial measures because we believe they assist investors in comparing our performance across reporting periods on a consistent basis, as well as comparing our results against the results of other companies, by excluding items that we do not believe are indicative of our core operating performance. Specifically, we use these non-GAAP measures as measures of operating performance; to prepare our annual operating budget; to allocate resources to enhance the financial performance of our business; to evaluate the effectiveness of our business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of our results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communications with our board of directors concerning our financial performance. Investors should be aware, however, that not all companies define these non-GAAP measures consistently.

We provide in the table on the following page a reconciliation from the most directly comparable GAAP financial measure to each non-GAAP financial measure presented.

Appendix

NEWAGE

APPENDIX – NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA Reconciliation

	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net loss	$ (23,984)	$ (9,522)
EBITDA Non-GAAP adjustments:		
Interest expense	3,129	225
Income tax expense	12,768	-
Depreciation and amortization expense	6,776	1,454
EBITDA	(1,311)	(7,843)
Adjusted EBITDA Non-GAAP adjustment:		
Stock-based compensation expense	5,278	1,387
Fair value of Common Stock issued for services	31	-
Adjusted EBITDA	$ 3,998	$ (6,456)

Live Healthy.